                    WARBURG PINCUS EMERGING MARKETS II FUND

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

     The Board of Directors of the Warburg Pincus Emerging Markets II Fund
(Fund) has approved a proposed reorganization (Acquisition) where the assets of the Fund would be acquired by the Warburg Pincus Emerging Markets Fund (Acquiring Fund). The Acquisition will involve an exchange of shares of the Acquiring Fund for all of the Fund's assets. The Fund would then be liquidated and shares of the Acquiring Fund distributed to Fund shareholders. The Acquisition will not result in any material changes to the goal or investment operations of the Fund since the Fund has a substantially similar goal and substantially similar investment policies as the Acquiring Fund.

     If the Acquisition is completed, each shareholder of the Fund would become a shareholder of the Acquiring Fund and receive shares of the same class of the Acquiring Fund with a value equal to the value of the shareholder's investment in the Fund. The Acquisition is not expected to result in any gain or loss for federal income tax purposes to Fund shareholders.

     The Acquisition is subject to the completion of certain conditions, including the approval of shareholders of the Fund. Proxy materials describing the proposed Acquisition will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held on or about January 27, 2000. If approved by shareholders, the Acquisition will occur shortly after the meeting.

     The Fund will cease offering its shares as of December 31, 1999.

Dated: November 1, 1999                                            WPIST-16-1199